Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 2, 2022, by and among KASPIEN INC, a Washington corporation (f/k/a Etailz Inc.) (the “Borrower”), KASPIEN HOLDINGS INC., a New York corporation (f/k/a Trans World Entertainment Corporation) (the “Parent”), the Lenders party hereto, and ECLIPSE BUSINESS CAPITAL LLC (f/k/a Encina Business Credit, LLC), as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Parent, the Borrower, the Lenders and Agent are parties to that certain credit facility provided by the Agent and the Lenders to the Borrower pursuant to that certain Loan and Security Agreement, dated as of February 20, 2020 (as amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Loan Agreement”);

WHEREAS, the Parent and the Borrower have informed the Agent and Lenders that the Parent and Borrower wish to amend the Alimco Subordinated Loan Agreement in accordance with that certain Amendment No. 2 to Subordinated Loan and Security Agreement Alimco (the “Alimco Second Amendment”), to be dated the date hereof, by and among the Borrower, the Parent, the Alimco Subordinated Lenders, and TWEC Loan Collateral Agent, LLC, as collateral agent for the Alimco Subordinated Lenders, which will, among other things, increase the amount of Alimco Subordinated Debt; and

WHEREAS, the Parent and the Borrower have requested that the Agent and Lenders consent to the Alimco Second Amendment, and the transactions contemplated thereby, and make certain other modifications to the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to provide such consent and the other proposed modifications, subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower, the Agent, and the Lenders from a continuing relationship under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

1.	Amendment to Loan Agreement.

a.	Section 1.1 (Certain Defined Terms) of the Loan Agreement is hereby amended as follows:

i.	The definition of “Alimco Subordinated Debt” is hereby deleted in its entirety and following is substituted therefor:

“ “Alimco Subordinated Debt” means that certain Indebtedness evidenced by the Alimco Subordinated Loan Agreement and the other Alimco Subordinated Debt Documents, which Indebtedness has an outstanding principal balance of $9,825,623.00 (including interest paid in kind by capitalizing such interest to principal) as of the Amendment No. 4 Effective Date, after giving effect to the transactions to occur on or about the Amendment No. 4 Effective Date.”

ii.	The definition of “Alimco Subordinated Loan Agreement” is hereby deleted in its entirety and the following is substituted therefor:

““Alimco Subordinated Loan Agreement” means that certain Subordinated Loan and Security Agreement, dated as of the Amendment No. 1 Effective Date, and issued by Borrowers in favor of the Alimco Subordinated Lenders, as amended, modified, supplemented or restated from time to time, in accordance with the terms of this Agreement and the Alimco Subordinated Debt Subordination Agreement.”

iii.	The definition of “Permitted Indebtedness” is hereby amended by deleting clause (f) thereof in its entirety and subsisting the following therefor:

“(f) the Alimco Subordinated Debt owing by Borrowers in an aggregate amount not exceeding $9,825,623.00 plus the amount of all accrued interest on the Alimco Subordinated Debt (including interest paid in kind by capitalizing such interest to principal) at any time outstanding and then solely to the extent the Alimco Subordinated Debt is subject to, and permitted by, the Alimco Subordinated Debt Subordination Agreement; and”

iv.	The following new definition of “Amendment No. 4 Effective Date” is added in its correct alphabetical position:

“ “Amendment No 4. Effective Date” means March 2, 2022.”

2.
Consent to Amendment to Alimco Subordinated Debt Documents.  The Agent and the Lenders hereby consent to the amendments to the Alimco Subordinated Debt Documents referenced in Section 4(b) below.  For the avoidance of doubt this consent shall also be applicable to Section 3.2 of the Alimco Subordinated Debt Subordination Agreement.

3.
Representations and Warranties.  Each of the Parent and the Borrower hereby represents and warrants that, after giving effect to this Amendment: (i) no Default or Event of Default exists under the Loan Agreement or any other Loan Document, (ii) each of the Parent and the Borrower has the full power and authority to execute, deliver, and perform its respective obligations under, the Loan Agreement and the other Loan Documents, as amended by this Amendment and the amendments to the other Loan Documents, and (iii) the representations and warranties contained or referred to in Section 7 of the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Amendment (or, to the extent any such representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date).

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent (or waived by Agent):

a.	The Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto.

b.
The Agent shall have received fully executed copies of (i) the Alimco Second Amendment, (ii) that certain Promissory Note made by the Borrower in favor of Alimco Re Ltd., and (iii) that certain Common Stock Purchase Warrant (Kaspien Holdings Inc.) by and among the Borrower as the company and Alimco Re Ltd. as the holder, in each case dated as of March 2, 2022 and in form and substance satisfactory to the Agent and the Lenders.

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c.	On or before the Amendment No. 4 Effective Date, at least $4,500,000 of the proceeds of the Alimco Subordinated Debt shall be deposited in a Blocked Account.

d.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

e.
The Borrower shall have paid all reasonable costs and expenses (including, without limitation, the reasonable costs and expenses of Agent’s counsel) incurred by Agent in connection with the preparation of this Amendment.

5.	Post-Closing Matters. Within 30 days of the date hereof, or such later date to be determined by Agent at its sole option, Borrower shall:

a.	shall assign each of the trademarks set forth on Exhibit A hereto, or otherwise change the name of the owner of such trademark to KASPIEN Inc.;

b.	shall assign each of the copyrights set forth on Exhibit A hereto, or otherwise change the name of the owner of such copyright to KASPIEN Inc.

6.
Release.  In consideration of the agreements of the Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Borrower and each Loan Party Obligor hereby releases and forever discharges the Agent and each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, directly arising out of, connected with or related to the Loan Agreement (as amended hereby) or any other Loan Document, or any act, event or transaction related or attendant thereto, other than Claims arising out of fraud or willful misconduct, arising prior to or on the date hereof, including, but not limited to, any Claims involving the extension of credit under the Loan Agreement or the other Loan Documents, as each may be amended, the Obligations incurred by the Parent, the Borrower or any Loan Party Obligor or any other transactions evidenced by or related to the Loan Agreement or any of the other Loan Documents

7.	Miscellaneous.

a.
This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.  Further, the law of the State of New York shall apply to all disputes or controversies arising out of or connected to or with this Amendment without regard to conflict of law principles. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, unless expressly indicated otherwise, all references to the Loan Agreement in that document, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

b.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Borrower, the Parent, the Agent and the Lenders, in accordance with the Loan Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

KASPIEN INC (f/k/a Etailz Inc.)

By:	/s/ Kunal Chopra
Name:	Kunal Chopra
Title:	Chief Executive Officer

PARENT:

KASPIEN HOLDINGS INC. (f/k/a Trans World Entertainment Corporation)

By:	/s/ Kunal Chopra
Name:	Kunal Chopra
Title:	Principal Executive Officer

[Signature Page to Amendment No. 4 to Loan and Security Agreement]

AGENT:

ECLIPSE BUSINESS CAPITAL LLC

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Authorized Signatory

LENDER:

ECLIPSE BUSINESS CAPITAL SPV, LLC

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Loan and Security Agreement]